Prospectus and Statement of Additional Information Supplement -- Aug. 1, 2005*

Fund Name (Date)                                                Prospectus Form #/SAI Form #
American Express(R) Variable Portfolio Funds (10/29/04)            S-6466-99 X/S-6466-20 X
AXP(R) Variable Portfolio - Core Equity Fund (2/25/05)             S-6347-99 C/S-6347-20 C
AXP(R) Variable Portfolio - Mid Cap Value Fund (4/27/05)           S-6364-99 A/S-6364-20 A

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in the management or operations of the funds or in the services provided to the funds are anticipated in connection with the reorganization.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, pending approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.

S-6466-54 C (8/05)

* Valid until next update